                                                                   EXHIBIT 10.30



                              RETENTION AGREEMENT


         This Retention Agreement is executed by RICHARD T. ISEL ("Executive"), who resides at the address listed at the end of this Agreement, and STERILE RECOVERIES, INC. (the "Company"), a Florida corporation with its principal executive office at 28100 U.S. Highway 19 North, Suite 201, Clearwater, Florida 34621, to record their agreement regarding the payment by the Company to Executive of severance compensation benefits upon the occurrence of certain events. Executive and the Company have executed this Agreement in connection with an Employment Agreement dated the same date as this Agreement, pursuant to which the Company employs Executive as its President and Chief Executive Officer. The parties agree as follows:

         1. Definitions. As used in this Agreement, the capitalized terms defined below have the respective meanings ascribed to them:

         "Agreement" means this Retention Agreement, as originally executed by Executive and the Company and as subsequently amended or modified by them in accordance with its terms.

         "Annual Cash Compensation" means the sum of (a) Executive's Annual Salary, plus (b) the amount of all other cash compensation paid by the Company to Executive during the period of 365 consecutive days ending immediately before a day when Executive's Annual Salary is required to be determined for purposes of this Agreement, for services rendered to the Company in all capacities, including salary, bonuses, and other incentive compensation payments, but excluding cash payments pursuant to the exercise of stock options or stock appreciation rights, all noncash compensation (whether in the form of fringe benefits, stock options, or insurance premium payments), and all cash contributions by the Company for the account or benefit of Executive under any employee retirement or deferred compensation plan. (For example, Executive's Annual Cash Compensation on the date of a Change in Control would consist of Executive's Annual Salary as of that date and all other cash compensation paid by the Company to Executive, as described above, during the 365 days immediately preceding the date of the Change in Control.)

          "Annual Salary" means the annualized, base salary payable to Executive by the Company as of any particular date, and excludes all other cash and noncash compensation paid or payable to Executive. (For example, if Executive's base salary were $8,462 every two weeks as of the date of a Change in Control, Executive's Annual Salary as of that date would be $220,000, the product of multiplying $8,462 per week by 26 weeks.)

         "Beneficial Owner" means any person who, directly or indirectly, through any contract, arrangement, relationship, understanding, or otherwise, has or shares (a) voting power of Shares, including the power to vote or to direct the voting of those securities through any trust, proxy, power of attorney, or other voting arrangement, or (b) investment power over Shares, including the power to dispose or direct the disposition of those securities.

         "Benefit Continuation Period" has the meaning set forth in section
4(b).

         "Board" means the Board of Directors of the Company.

         "Cause" means a termination of Executive's employment during the two years following the date of a Change in Control that is the result of (a) Executive's felony conviction, (b) Executive's willful disclosure of material trade secrets or other material confidential information related to the business of the Company and its Subsidiaries, or (c) Executive's willful and continued failure substantially to perform his duties with the Company (other than any such failure resulting from Executive's incapacity due to physical and mental illness or any such actual or anticipated failure resulting from a resignation by Executive based on a Constructive Termination), after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties, and which performance is not substantially corrected by Executive within ten (10) days of receipt of the demand. For purposes of the previous sentence, no act or failure to act on Executive's part will be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, Executive will not be deemed to have been terminated for Cause unless and until there has been delivered to Executive a copy of the resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for Executive, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board Executive is guilty of conduct set forth in clauses (a), (b), or (c) of the first sentence of this section and specifying in detail the particulars of the conduct.

         "Change in Control" means a change in control of the Company that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, whether or not the Company is then subject to that reporting requirement. A Change in Control will be deemed to have occurred if:

                 (a) the liquidation of all or substantially all the consolidated assets of the Company and its Subsidiaries, other than a liquidation of a Subsidiary into the Company or another Subsidiary;

                 (b) a sale, lease, exchange, or other transfer to any person other than a Subsidiary (in a single transaction or related series of transactions) of 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries, excluding the creation (but not the foreclosure) of a lien, mortgage, or security interest;

                 (c) a merger, consolidation, reorganization, tender offer, exchange offer, or share exchange in which the Company is not the surviving corporation or becomes a majority-owned subsidiary of a person other than a Subsidiary;

                 (d) the occurrence of any event, transaction, or arrangement that results in any person or group becoming a Beneficial Owner of (i) a majority of the outstanding equity securities of the Company or any Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, (ii) securities of the Company representing 30% or more of the combined voting power of all the outstanding securities of the Company that are entitled to vote generally in the election of its directors, or (iii) with respect to any


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         Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, securities of that Subsidiary representing a majority of the combined voting power of all the outstanding securities of that Subsidiary that are entitled to vote generally in the election of its directors, unless in each case the Beneficial Owner is the Company, a Subsidiary, an employee benefit plan sponsored by the Company, a person or group who is a record or Beneficial Owner of 30% or more of the outstanding Shares on the effective date of this Agreement, or a person who becomes a Beneficial Owner of 30% or more of the outstanding Shares solely by becoming a trustee of an inter vivos trust created by a person who is the record or Beneficial Owner of 30% or more of the outstanding Shares on the effective date of this Agreement; or

                 (e) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger, or other business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets.

         "Company" means Sterile Recoveries, Inc., a Florida corporation and a party to this Agreement, and includes its assignees and successors (by operation of law or otherwise).

         "Constructive Termination" means the occurrence of any one or more of the following events:

                 (a) without Executive's advance written consent, the Board substantially changes Executive's position, titles, or the nature or status of his duties, authority, or responsibilities (including reporting responsibilities) from those in effect immediately preceding the date of a Change in Control;

                 (b) the relocation of the office of the Company where Executive is employed immediately before the date of the Change in Control (the "CIC Location") to a location that is more than 50 miles from the CIC Location or the Company's requiring Executive to work more than 50 miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations in the ordinary course of business before the date of the Change in Control);

                 (c) a reduction in Executive's Annual Salary or a reduction of more than 25% in Executive's Annual Cash Compensation, other than a reduction pursuant to the operation of any bonus formula in effect before the date of a Change in Control, at any time on or after the date of a Change in Control, as compared to his Annual Salary or Annual Cash Compensation on the date immediately preceding the date of the Change in Control;





                                     - 3 -
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                 (d)      the failure by the Company to continue in effect any
         compensation plan in which Executive participated before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or an alternative plan) has been made with respect to the plan in connection with the Change in Control, or the failure by the Company to continue Executive's participation in the compensation plan on at least as favorable a basis, both in terms of the amount of benefits provided and the level of participation relative to other participants, as existed on the date of the Change in Control;

                 (e) the failure by the Company to continue to provide Executive with benefits at least as favorable in the aggregate as those enjoyed by Executive under the Company's pension, savings, life insurance, medical, health and accident, disability, and fringe benefit plans and programs in which Executive was participating immediately before the date of the Change in Control;

                 (f) any purchaser, assign, surviving corporation, or successor of the Company or its business or assets (whether by acquisition, merger, liquidation, consolidation, reorganization, sale or transfer of assets or business, or otherwise) fails or refuses to expressly assume in writing this Agreement and all of the duties and obligations of the Company hereunder; or

                 (g) the Company breaches any of the provisions of this Agreement.

         provided, however, that an event described above in clauses (a), (c),
         (d), (e), or (g) will not constitute Constructive Termination unless it is communicated by Executive to the Company in writing and not corrected by the Company in a manner that is reasonably satisfactory to Executive (including full retroactive correction with respect to any monetary matter) within 10 days of the Company's receipt of written notice from Executive.

         "Disability" means (a) Executive's incapacity due to physical or mental illness that causes him to be absent from the full time performance of his duties with the Company for six consecutive months and (b) his failure to return to full time performance of his duties for the Company within thirty
(30) days after written notice of termination due to Disability is given to Executive. Any question regarding the existence of Executive's Disability on which Executive and the Company cannot agree will be determined by a qualified independent physician selected by Executive (or, if he is unable to select a physician, by any adult member of his immediate family), and approved by the Company. The determination of the physician made in writing to the Company and to Executive will be final and conclusive for all purposes of this Agreement.

         "Employment Agreement" means the Employment Agreement executed on the same date as this Agreement by Executive and the Company, pursuant to which the Company employs Executive as its President and Chief Executive Officer, as amended from time to time.

         "Executive" means the officer of the Company who is a party to this Agreement.





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         "Involuntary Termination" means termination of Executive's employment with the Company within two years after the occurrence of a Change in Control either (a) by the Company for any reason other than for Cause, death, or Disability or (b) by Executive based on his good faith determination that he has suffered a Constructive Termination.

         "Severance Date" means the effective date of Executive's termination of employment with the Company, whether involuntary or voluntarily pursuant to a Constructive Termination.

         "Shares" means the issued and outstanding shares of common stock, $.001 par value, of the Company.

         "Subsidiary" means a corporation of which 80% or more of its voting securities are owned directly or indirectly by the Company.

In addition, as used in this Agreement, (a) the word "including" is always without limitation, (b) the word "days" refers to calendar days, including Saturdays, Sundays, and holidays, (c) words in the singular number include words of the plural number and vice versa, (d) the word "group" means two or more persons who agree to act in concert for the purpose of voting, acquiring, or holding any Shares, and (e) the word "person" includes, in addition to a natural person, a group, trust, syndicate, corporation, cooperative, association, partnership, business trust, joint venture, limited liability company, unincorporated organization, government, public body or authority, and any governmental body, agency, authority, department, or subdivision, whether domestic or foreign or local, state, regional, or national.

         2. Purpose. This Agreement is executed by Executive and the Company in connection with the Employment Agreement to provide severance compensation benefits to Executive if he suffers an involuntary or constructive termination of employment following a Change in Control. A Change in Control with or without the approval of the Board and the shareholders of the Company might adversely affect Executive's employment relationship with the Company. The benefits provided to Executive under this Agreement are in addition to all other benefits granted to Executive pursuant to the Employment Agreement.

         The Board has determined that providing severance compensation benefits to Executive is necessary to induce Executive to accept or continue employment with the Company. Additionally, the Board has determined that providing severance compensation benefits to Executive upon an involuntary or constructive termination of his employment following a Change in Control will benefit the Company, its shareholders, and its other corporate constituencies by: (a) enabling the Company to attract Executive and obtain the benefit of his special skills and abilities; (b) providing an incentive for Executive to acquire knowledge that is specific to the Company's business by rewarding Executive for faithful service to the Company; (c) encouraging Executive to forgo other employment opportunities that might provide greater job security, thereby improving the Company's ability to retain Executive's valuable services; (d) alleviating any insecurity that Executive might have with respect to the potential adverse effect of a Change in Control on his future employment with the Company, thereby allowing Executive to focus his attention on managing the Company; (e) aligning Executive's economic interests with those of the Company's shareholders, thus enhancing Executive's ability, as a practical matter, to objectively evaluate possible transactions that would result in a Change in Control





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and to act in the Company's best interests without even the appearance of divided loyalty; and (f) reasonably compensating Executive for the wages and other tangible and intangible benefits that he would lose pursuant to a termination of his employment with the Company as a result of a Change in Control and that he otherwise would reasonably expect to receive absent a Change in Control.

         3. Term. This Agreement is for a term beginning on its stated execution date and ending automatically, without further obligation, on the earlier of (a) the second anniversary of the date of a Change in Control or (b) if occurring before the date of a Change in Control, when Executive attains age 62 or ceases to be employed by the Company as its President and Chief Executive Officer for any reason, including death, disability, demotion, resignation, or involuntary termination with or without cause. In addition, the Company unilaterally may terminate this Agreement after the date of a Change in Control, without obligation to Executive, for Cause, Disability, or on the death of Executive.

         4.      Involuntary Termination.

                 (a) Severance Payment. In the event of Executive's Involuntary Termination within two years after the occurrence of a Change in Control, the Company shall pay to Executive within eight days after the termination of Executive's employment with the Company, the following amounts as severance compensation benefits: (i) the full amount of any earned but unpaid Annual Salary through the Severance Date, plus a cash payment (based on the Annual Salary) for all unused vacation time that has accrued through the Severance Date; (ii) a pro rata share of the annual bonus for the year in which the Involuntary Termination occurs, calculated on the basis of Executive's target bonus for that year on the assumption that all performance targets will be achieved; and (iii) the cash lump sum of two times Executive's Annual Cash Compensation on the date of the Change in Control. The Company shall pay to Executive, on demand, interest on any portion of the foregoing severance compensation benefit that is not paid to Executive when due, from the date when due until paid in full, at the annual rate then provided by Florida law for the payment of interest on judgments generally (the current annual rate of interest on judgments prescribed by section 55.03, Florida Statutes, is 12%).

                 (b) Benefit Payment. In the event of his Involuntary Termination within two years after the date of a Change in Control, Executive and his eligible dependents shall continue to be eligible to participate during the Benefit Continuation Period (as defined below) in the medical, dental, health, life and other fringe benefit plans and arrangements applicable to Executive immediately prior to his Involuntary Termination on the same terms and conditions in effect for Executive and his dependents immediately prior to the Involuntary Termination. For purposes of the previous sentence, "Benefit Continuation Period" means the period beginning on the Severance Date and ending on the earlier to occur of (i) the second anniversary of the Severance Date and (ii) the date that Executive and his dependents are eligible and elect coverage under the plans of a subsequent employer which provide substantially equivalent or greater benefits to Executive and his dependents.

                 (c) Date and Notice of Termination. Any termination of Executive's employment by the Company or by Executive within two years following the date of a Change in Control shall be communicated by a notice of termination to the other party (the "Notice of Termination"). The Notice of Termination shall state the specific termination provision in this Agreement relied upon and shall set forth in





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reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so stated. The Severance Date shall be determined as follows: (i) if Executive's employment is terminated for Disability, 30 days after a Notice of Termination is given (provided that Executive has not returned to the full-time performance of his duties during such 30-day period), (ii) if Executive's employment is terminated by the Company in an Involuntary Termination, five days after the date the Notice of Termination is received by Executive, and (iii) if Executive's employment is terminated by the Company for Cause, the later of the date specified in the Notice of Termination or 10 days following the date such notice is received by Executive. If the basis for Executive's Involuntary Termination is Executive's resignation for a Constructive Termination, the Severance Date shall be 10 days after the date Executive's Notice of Termination is received by the Company. The Severance Date for a resignation of employment other than for a Constructive Termination shall be the date set forth in the applicable notice, which shall be no earlier than 10 days after the date such notice is received by the Company.

                 (d) No Mitigation or Offset. Executive's right to the foregoing severance compensation will be conditioned on Executive's execution of a release in favor of the Company in a form reasonably satisfactory to the Company. Executive does not have any duty to seek or obtain other employment after the termination of Executive's employment with the Company, whether voluntary or involuntary. Moreover, the Company shall pay to Executive the foregoing severance compensation benefits without reduction for any compensation that Executive earns or could earn from other employment, except as provided in clause (ii) of the last sentence of section 3(b) above. If the Company unilaterally terminates this Agreement after the date of a Change in Control for any permissible reason set forth in section 3 of this Agreement, Executive will not be entitled to, and the Company will not have any obligation to Executive for, the foregoing severance compensation benefits.

         5. Employment Status. This Agreement does not constitute an employment agreement between the Company and Executive, but rather provides for the payment of severance compensation to Executive upon the termination of his employment with the Company under the conditions described in this Agreement (including the occurrence of a Change in Control). This Agreement does not guarantee the continued employment of Executive by the Company or the payment of any other amount of compensation. Further, this Agreement does not restrict in any way the Company's right to terminate Executive's employment with it at any time at will or as otherwise provided in the Employment Agreement, before the date of a Change in Control.

         6. Legal Matters. The validity, construction, enforcement, and interpretation of this Agreement are governed by the laws of the State of Florida and the United States of America, excluding the laws of those jurisdictions pertaining to the resolution of conflicts with laws of other jurisdictions. If any dispute arises between Executive and the Company with respect to this Agreement, either party may elect (but is not obligated) to submit the dispute to arbitration before a panel of arbitrators in accordance with the Florida Arbitration Code by giving the other party a notice of arbitration in accordance with section 7 of this Agreement. If a party elects to arbitrate a dispute, arbitration will be the sole and exclusive method of resolving the dispute, the other party must arbitrate the dispute, and each party will be barred from filing a lawsuit concerning the subject matter of the arbitration, except to obtain an equitable remedy.





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         The arbitration panel will consist of three arbitrators, with one arbitrator selected by the Company, the second selected by Executive, and the third, neutral arbitrator selected by agreement of the first two arbitrators. Each party shall select an arbitrator and notify the other party of the selection within 15 days after the effective date of the notice of arbitration and the two arbitrators selected by the parties shall select the third arbitrator within 30 days after the effective date of the notice of arbitration. A party who fails to select an arbitrator within the prescribed 15-day period waives the right to select an arbitrator or to have an additional, neutral arbitrator selected by the arbitrator selected by the other party, and the arbitrator chosen by the other party will constitute the "arbitration panel" for purposes of this Agreement.

         Every arbitrator must be independent (not a relative of Executive or an officer, director, employee, or shareholder of the Company, the Company, or any Subsidiary) without any economic or financial interest of any kind in the outcome of the arbitration. Each arbitrator's conduct will be governed by the Code of Ethics for Arbitrators in Commercial Disputes (1986) that has been approved and recommended by the American Bar Association and the American Arbitration Association.

         Within 120 days after the effective date of the notice of arbitration, the arbitration panel shall convene a hearing for the dispute to be held on such date and at such time and place in Tampa or Clearwater, Florida, as the arbitration panel designates upon 60 days' advance notice to Executive and the Company. The arbitration panel shall render its decision within 30 days after the conclusion of the hearing. The decision of the arbitration panel will be binding and conclusive as to Executive and the Company and, upon the pleading of either party, any court having jurisdiction may enter a judgment of any award rendered in the arbitration, which may include an award of damages. The arbitration panel shall hear and decide the dispute based on the evidence produced, notwithstanding the failure or refusal to appear by a party who has been duly notified of the date, time, and place of the hearing.

         Executive and the Company (a) consent to the personal jurisdiction of the state and federal courts having jurisdiction over Pinellas County, Florida,
(b) stipulate that the proper, exclusive, and convenient venue for any legal proceeding arising out of this Agreement is Pinellas County, Florida, and (c) waive any defense, whether asserted by a motion or pleading, that Pinellas County, Florida, is an improper or inconvenient venue. EXECUTIVE KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT TO A JURY TRIAL IN ANY LAWSUIT BETWEEN EXECUTIVE AND THE COMPANY WITH RESPECT TO THIS AGREEMENT.

         In any mediation, arbitration, or legal proceeding arising out of this Agreement, the losing party shall reimburse the prevailing party, on demand, for all costs incurred by the prevailing party in enforcing, defending, or prosecuting any claim arising out of this Agreement, including all fees, costs, and expenses of agents, experts, attorneys, witnesses, arbitrators, and supersedeas bonds, whether incurred before or after demand or commencement of legal or arbitration proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings.

         7. Notices. Every notice, demand, or consent required or permitted under this Agreement will be valid only if it is in writing and delivered personally or by telex, telecopy, telegram, cablegram, commercial courier, or first-class, postage prepaid, United States mail (whether or not certified or registered and regardless of whether a return receipt is requested or received by the sender), and addressed by the sender to the intended recipient at the address set forth in the preamble of this Agreement or to such other address as the intended recipient has previously designated to the sender by notice given in accordance with this section. A validly given notice, demand, or consent will be effective on the earlier of its receipt, if delivered personally or by telex, telecopy, telegram, cablegram, or commercial courier, or the third day after it is postmarked by the United States Postal Service, if delivered by first class, postage prepaid, United States mail.

         8. Waiver; Modification; Severability. A waiver, amendment, cancellation, or modification of this Agreement will be valid and effective only if it is in writing and signed by or on behalf of both parties to this Agreement. No delay or course of dealing by a party to this Agreement in exercising any right, power, or remedy under this Agreement will operate as a waiver of any right, power, or remedy of that party, except to the extent expressly manifested in writing by that party. The failure at any time of a party to require performance by the other party of any provision of this Agreement will in no way affect the party's right thereafter to enforce the provision or this Agreement. In addition, the waiver by either party of a breach of any provision of this Agreement will not constitute a waiver of any succeeding breach of the provision or a waiver of the provision itself. Whenever possible, each provision of this Agreement should be construed and interpreted so that it is valid and enforceable under applicable law on the effective date of this Agreement. If a court determines that the severance compensation benefit set forth in this Agreement is invalid or unenforceable under applicable law, Executive and the Company stipulate that the court may reduce the amount of the severance compensation benefit to the extent necessary (but only to that extent) to make it valid and enforceable by Executive.

         9. Miscellaneous. The headings preceding the text of the sections of this Agreement are solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect. This Agreement records the final, complete, and exclusive understanding between the parties regarding the subject matter of it and supersedes any prior or contemporaneous agreement, understanding, or representation, oral or written, by either of them. In particular, this Agreement cancels and supersedes any previous agreement between Executive and the Company that provides for severance compensation following a Change in Control of the Company. Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person, except the Company, Executive, and their respective heirs, assignees, and successors, any claim, right, remedy, or privilege under, or because of, this Agreement or any provision of it. This Agreement is binding on every assignee and successor of the Company. The parties may execute this Agreement in counterparts. Each executed counterpart will constitute an original document, and all executed counterparts, together, will constitute the same agreement. This Agreement will become effective, as of its stated date of execution, when each party has executed and delivered to the other party a counterpart of it.


EXECUTED: July 13, 1996, in Clearwater, Florida.



WITNESSES:                   STERILE RECOVERIES, INC.

/s/ David S. Felman          By:/s/ Richard T. Isel  (SEAL)
- --------------------------      ---------------------
/s/ Steven W. Vezquez           Name: Ricahrd T. Isel
- --------------------------           ------------------
 (As to the Company)            Title: President and Chief Executive Officer
                                       -------------------------------------




                                                 "EXECUTIVE"


WITNESSES:
                                           /s/ Bertram T. Martin, Jr.
                                           ----------------------------
                                                  (Signature)

/s/ David S. Felman                        Bertram T. Martin, Jr.
- -----------------------------              ----------------------------
 (As to Executive)                                 (Printed Name)

/s/ Steven W. Vezquez                      2605 Parkland Blvd.
- -----------------------------              ----------------------------
 (As to Executive)                                 (Street Address)
                                           Tampa, FL  33609
                                           ----------------------------
                                           (City) (State) (Zip Code)

                              RETENTION AGREEMENT


         This Retention Agreement is executed by WAYNE R. PETERSON ("Executive"), who resides at the address listed at the end of this Agreement, and STERILE RECOVERIES, INC. (the "Company"), a Florida corporation with its principal executive office at 28100 U.S. Highway 19 North, Suite 201, Clearwater, Florida 34621, to record their agreement regarding the payment by the Company to Executive of severance compensation benefits upon the occurrence of certain events. Executive and the Company have executed this Agreement in connection with an Employment Agreement dated the same date as this Agreement, pursuant to which the Company employs Executive as its Executive Vice President
- - Operations.  The parties agree as follows:

         1. Definitions. As used in this Agreement, the capitalized terms defined below have the respective meanings ascribed to them:

         "Agreement" means this Retention Agreement, as originally executed by Executive and the Company and as subsequently amended or modified by them in accordance with its terms.

         "Annual Cash Compensation" means the sum of (a) Executive's Annual Salary, plus (b) the amount of all other cash compensation paid by the Company to Executive during the period of 365 consecutive days ending immediately before a day when Executive's Annual Salary is required to be determined for purposes of this Agreement, for services rendered to the Company in all capacities, including salary, bonuses, and other incentive compensation payments, but excluding cash payments pursuant to the exercise of stock options or stock appreciation rights, all noncash compensation (whether in the form of fringe benefits, stock options, or insurance premium payments), and all cash contributions by the Company for the account or benefit of Executive under any employee retirement or deferred compensation plan. (For example, Executive's Annual Cash Compensation on the date of a Change in Control would consist of Executive's Annual Salary as of that date and all other cash compensation paid by the Company to Executive, as described above, during the 365 days immediately preceding the date of the Change in Control.)

         "Annual Salary" means the annualized, base salary payable to Executive by the Company as of any particular date, and excludes all other cash and noncash compensation paid or payable to Executive. (For example, if Executive's base salary were $7,692.31 every two weeks as of the date of a Change in Control, Executive's Annual Salary as of that date would be $200,000, the product of multiplying $7,692.31 per week by 26 weeks.)

         "Beneficial Owner" means any person who, directly or indirectly, through any contract, arrangement, relationship, understanding, or otherwise, has or shares (a) voting power of Shares, including the power to vote or to direct the voting of those securities through any trust, proxy, power of attorney, or other voting arrangement, or (b) investment power over Shares, including the power to dispose or direct the disposition of those securities.

         "Benefit Continuation Period" has the meaning set forth in section
4(b).

         "Board" means the Board of Directors of the Company.

         "Cause" means a termination of Executive's employment during the two years following the date of a Change in Control that is the result of (a) Executive's felony conviction, (b) Executive's willful disclosure of material trade secrets or other material confidential information related to the business of the Company and its Subsidiaries, or (c) Executive's willful and continued failure substantially to perform his duties with the Company (other than any such failure resulting from Executive's incapacity due to physical and mental illness or any such actual or anticipated failure resulting from a resignation by Executive based on a Constructive Termination), after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties, and which performance is not substantially corrected by Executive within ten (10) days of receipt of the demand. For purposes of the previous sentence, no act or failure to act on Executive's part will be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, Executive will not be deemed to have been terminated for Cause unless and until there has been delivered to Executive a copy of the resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for Executive, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board Executive is guilty of conduct set forth in clauses (a), (b), or (c) of the first sentence of this section and specifying in detail the particulars of the conduct.

         "Change in Control" means a change in control of the Company that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, whether or not the Company is then subject to that reporting requirement. A Change in Control will be deemed to have occurred if:

                 (a) the liquidation of all or substantially all the consolidated assets of the Company and its Subsidiaries, other than a liquidation of a Subsidiary into the Company or another Subsidiary;

                 (b) a sale, lease, exchange, or other transfer to any person other than a Subsidiary (in a single transaction or related series of transactions) of 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries, excluding the creation (but not the foreclosure) of a lien, mortgage, or security interest;

                 (c) a merger, consolidation, reorganization, tender offer, exchange offer, or share exchange in which the Company is not the surviving corporation or becomes a majority-owned subsidiary of a person other than a Subsidiary;

                 (d) the occurrence of any event, transaction, or arrangement that results in any person or group becoming a Beneficial Owner of (i) a majority of the outstanding equity securities of the Company or any Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, (ii) securities of the Company representing 30% or more of the combined voting power of all the outstanding securities of the Company that are entitled to vote generally in the election of its directors, or (iii) with respect to any

         Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, securities of that Subsidiary representing a majority of the combined voting power of all the outstanding securities of that Subsidiary that are entitled to vote generally in the election of its directors, unless in each case the Beneficial Owner is the Company, a Subsidiary, an employee benefit plan sponsored by the Company, a person or group who is a record or Beneficial Owner of 30% or more of the outstanding Shares on the effective date of this Agreement, or a person who becomes a Beneficial Owner of 30% or more of the outstanding Shares solely by becoming a trustee of an inter vivos trust created by a person who is the record or Beneficial Owner of 30% or more of the outstanding Shares on the effective date of this Agreement; or

                 (e) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger, or other business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets.


         "Company" means Sterile Recoveries, Inc., a Florida corporation and a party to this Agreement, and includes its assignees and successors (by operation of law or otherwise).

         "Constructive Termination" means the occurrence of any one or more of the following events:

                 (a) without Executive's advance written consent, the Board substantially changes Executive's position, titles, or the nature or status of his duties, authority, or responsibilities (including reporting responsibilities) from those in effect immediately preceding the date of a Change in Control;

                 (b) the relocation of the office of the Company where Executive is employed immediately before the date of the Change in Control (the "CIC Location") to a location that is more than 50 miles from the CIC Location or the Company's requiring Executive to work more than 50 miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations in the ordinary course of business before the date of the Change in Control);

                 (c) a reduction in Executive's Annual Salary or a reduction of more than 25% in Executive's Annual Cash Compensation, other than a reduction pursuant to the operation of any bonus formula in effect before the date of a Change in Control, at any time on or after the date of a Change in Control, as compared to his Annual Salary or Annual Cash Compensation on the date immediately preceding the date of the Change in Control;

                 (d) the failure by the Company to continue in effect any compensation plan in which Executive participated before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or an alternative plan) has been made with respect to the plan in connection with the Change in Control, or the failure by the Company to continue Executive's participation in the compensation plan on at least as favorable a basis, both in terms of the amount of benefits provided and the level of participation relative to other participants, as existed on the date of the Change in Control;

                 (e) the failure by the Company to continue to provide Executive with benefits at least as favorable in the aggregate as those enjoyed by Executive under the Company's pension, savings, life insurance, medical, health and accident, disability, and fringe benefit plans and programs in which Executive was participating immediately before the date of the Change in Control;

                 (f) any purchaser, assign, surviving corporation, or successor of the Company or its business or assets (whether by acquisition, merger, liquidation, consolidation, reorganization, sale or transfer of assets or business, or otherwise) fails or refuses to expressly assume in writing this Agreement and all of the duties and obligations of the Company hereunder; or

                 (g) the Company breaches any of the provisions of this Agreement.

         provided, however, that an event described above in clauses (a), (c),
         (d), (e), or (g) will not constitute Constructive Termination unless it is communicated by Executive to the Company in writing and not corrected by the Company in a manner that is reasonably satisfactory to Executive (including full retroactive correction with respect to any monetary matter) within 10 days of the Company's receipt of written notice from Executive.

         "Disability" means (a) Executive's incapacity due to physical or mental illness that causes him to be absent from the full time performance of his duties with the Company for six consecutive months and (b) his failure to return to full time performance of his duties for the Company within thirty
(30) days after written notice of termination due to Disability is given to Executive. Any question regarding the existence of Executive's Disability on which Executive and the Company cannot agree will be determined by a qualified independent physician selected by Executive (or, if he is unable to select a physician, by any adult member of his immediate family), and approved by the Company. The determination of the physician made in writing to the Company and to Executive will be final and conclusive for all purposes of this Agreement.

         "Employment Agreement" means the Employment Agreement executed on the same date as this Agreement by Executive and the Company, pursuant to which the Company employs Executive as its Executive Vice President - Operations, as amended from time to time.

         "Executive" means the officer of the Company who is a party to this Agreement.

         "Involuntary Termination" means termination of Executive's employment with the Company within two years after the occurrence of a Change in Control either (a) by the Company for any reason other than for Cause, death, or Disability or (b) by Executive based on his good faith determination that he has suffered a Constructive Termination.

         "Severance Date" means the effective date of Executive's termination of employment with the Company, whether involuntary or voluntarily pursuant to a Constructive Termination.

         "Shares" means the issued and outstanding shares of common stock, $.001 par value, of the Company.

         "Subsidiary" means a corporation of which 80% or more of its voting securities are owned directly or indirectly by the Company.

In addition, as used in this Agreement, (a) the word "including" is always without limitation, (b) the word "days" refers to calendar days, including Saturdays, Sundays, and holidays, (c) words in the singular number include words of the plural number and vice versa, (d) the word "group" means two or more persons who agree to act in concert for the purpose of voting, acquiring, or holding any Shares, and (e) the word "person" includes, in addition to a natural person, a group, trust, syndicate, corporation, cooperative, association, partnership, business trust, joint venture, limited liability company, unincorporated organization, government, public body or authority, and any governmental body, agency, authority, department, or subdivision, whether domestic or foreign or local, state, regional, or national.

         2. Purpose. This Agreement is executed by Executive and the Company in connection with the Employment Agreement to provide severance compensation benefits to Executive if he suffers an involuntary or constructive termination of employment following a Change in Control. A Change in Control with or without the approval of the Board and the shareholders of the Company might adversely affect Executive's employment relationship with the Company. The benefits provided to Executive under this Agreement are in addition to all other benefits granted to Executive pursuant to the Employment Agreement.

         The Board has determined that providing severance compensation benefits to Executive is necessary to induce Executive to accept or continue employment with the Company. Additionally, the Board has determined that providing severance compensation benefits to Executive upon an involuntary or constructive termination of his employment following a Change in Control will benefit the Company, its shareholders, and its other corporate constituencies by: (a) enabling the Company to attract Executive and obtain the benefit of his special skills and abilities; (b) providing an incentive for Executive to acquire knowledge that is specific to the Company's business by rewarding Executive for faithful service to the Company; (c) encouraging Executive to forgo other employment opportunities that might provide greater job security, thereby improving the Company's ability to retain Executive's valuable services; (d) alleviating any insecurity that Executive might have with respect to the potential adverse effect of a Change in Control on his future employment with the Company, thereby allowing Executive to focus his attention on managing the Company; (e) aligning Executive's economic interests with those of the Company's shareholders, thus enhancing Executive's ability, as a practical matter, to objectively evaluate possible transactions that would result in a Change in Control and to act in the Company's best interests without even the appearance of divided loyalty; and (f) reasonably compensating Executive for the wages and other tangible and intangible benefits that he would lose pursuant to a termination of his employment with the Company as a result of a Change in Control and that he otherwise would reasonably expect to receive absent a Change in Control.

         3. Term. This Agreement is for a term beginning on its stated execution date and ending automatically, without further obligation, on the earlier of (a) the second anniversary of the date of a Change in Control or (b) if occurring before the date of a Change in Control, when Executive attains age 62 or ceases to be employed by the Company as its Executive Vice President - Operations for any reason, including death, disability, demotion, resignation, or involuntary termination with or without cause. In addition, the Company unilaterally may terminate this Agreement after the date of a Change in Control, without obligation to Executive, for Cause, Disability, or on the death of Executive.

         4.      Involuntary Termination.

                 (a) Severance Payment. In the event of Executive's Involuntary Termination within two years after the occurrence of a Change in Control, the Company shall pay to Executive within eight days after the termination of Executive's employment with the Company, the following amounts as severance compensation benefits: (i) the full amount of any earned but unpaid Annual Salary through the Severance Date, plus a cash payment (based on the Annual Salary) for all unused vacation time that has accrued through the Severance Date; (ii) a pro rata share of the annual bonus for the year in which the Involuntary Termination occurs, calculated on the basis of Executive's target bonus for that year on the assumption that all performance targets will be achieved; and (iii) the cash lump sum of two times Executive's Annual Cash Compensation on the date of the Change in Control. The Company shall pay to Executive, on demand, interest on any portion of the foregoing severance compensation benefit that is not paid to Executive when due, from the date when due until paid in full, at the annual rate then provided by Florida law for the payment of interest on judgments generally (the current annual rate of interest on judgments prescribed by section 55.03, Florida Statutes, is 12%).

                 (b) Benefit Payment. In the event of his Involuntary Termination within two years after the date of a Change in Control, Executive and his eligible dependents shall continue to be eligible to participate during the Benefit Continuation Period (as defined below) in the medical, dental, health, life and other fringe benefit plans and arrangements applicable to Executive immediately prior to his Involuntary Termination on the same terms and conditions in effect for Executive and his dependents immediately prior to the Involuntary Termination. For purposes of the previous sentence, "Benefit Continuation Period" means the period beginning on the Severance Date and ending on the earlier to occur of (i) the second anniversary of the Severance Date and (ii) the date that Executive and his dependents are eligible and elect coverage under the plans of a subsequent employer which provide substantially equivalent or greater benefits to Executive and his dependents.

                 (c) Date and Notice of Termination. Any termination of Executive's employment by the Company or by Executive within two years following the date of a Change in Control shall be communicated by a notice of termination to the other party (the "Notice of Termination"). The Notice of Termination shall state the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so stated. The Severance Date shall be determined as follows: (i) if Executive's employment is terminated for Disability, 30 days after a Notice of Termination is given (provided that Executive has not returned to the full- time performance of his duties during such 30-day period), (ii) if Executive's employment is terminated by the Company in an Involuntary Termination, five days after the date the Notice of Termination is received by Executive, and (iii) if Executive's employment is terminated by the Company for Cause, the later of the date specified in the Notice of Termination or 10 days following the date such notice is received by Executive. If the basis for Executive's Involuntary Termination is Executive's resignation for a Constructive Termination, the Severance Date shall be 10 days after the date Executive's Notice of Termination is received by the Company. The Severance Date for a resignation of employment other than for a Constructive Termination shall be the date set forth in the applicable notice, which shall be no earlier than 10 days after the date such notice is received by the Company.

                 (d) No Mitigation or Offset. Executive's right to the foregoing severance compensation will be conditioned on Executive's execution of a release in favor of the Company in a form reasonably satisfactory to the Company. Executive does not have any duty to seek or obtain other employment after the termination of Executive's employment with the Company, whether voluntary or involuntary. Moreover, the Company shall pay to Executive the foregoing severance compensation benefits without reduction for any compensation that Executive earns or could earn from other employment, except as provided in clause (ii) of the last sentence of section 3(b) above. If the Company unilaterally terminates this Agreement after the date of a Change in Control for any permissible reason set forth in section 3 of this Agreement, Executive will not be entitled to, and the Company will not have any obligation to Executive for, the foregoing severance compensation benefits.

         5. Employment Status. This Agreement does not constitute an employment agreement between the Company and Executive, but rather provides for the payment of severance compensation to Executive upon the termination of his employment with the Company under the conditions described in this Agreement (including the occurrence of a Change in Control). This Agreement does not guarantee the continued employment of Executive by the Company or the payment of any other amount of compensation. Further, this Agreement does not restrict in any way the Company's right to terminate Executive's employment with it at any time at will or as otherwise provided in the Employment Agreement, before the date of a Change in Control.

         6. Legal Matters. The validity, construction, enforcement, and interpretation of this Agreement are governed by the laws of the State of Florida and the United States of America, excluding the laws of those jurisdictions pertaining to the resolution of conflicts with laws of other jurisdictions. If any dispute arises between Executive and the Company with respect to this Agreement, either party may elect (but is not obligated) to submit the dispute to arbitration before a panel of arbitrators in accordance with the Florida Arbitration Code by giving the other party a notice of arbitration in accordance with section 7 of this Agreement. If a party elects to arbitrate a dispute, arbitration will be the sole and exclusive method of resolving the dispute, the other party must arbitrate the dispute, and each party will be barred from filing a lawsuit concerning the subject matter of the arbitration, except to obtain an equitable remedy.

         The arbitration panel will consist of three arbitrators, with one arbitrator selected by the Company, the second selected by Executive, and the third, neutral arbitrator selected by agreement of the first two arbitrators. Each party shall select an arbitrator and notify the other party of the selection within 15 days after the effective date of the notice of arbitration and the two arbitrators selected by the parties shall select the third arbitrator within 30 days after the effective date of the notice of arbitration. A party who fails to select an arbitrator within the prescribed 15-day period waives the right to select an arbitrator or to have an additional, neutral arbitrator selected by the arbitrator selected by the other party, and the arbitrator chosen by the other party will constitute the "arbitration panel" for purposes of this Agreement.

         Every arbitrator must be independent (not a relative of Executive or an officer, director, employee, or shareholder of the Company, the Company, or any Subsidiary) without any economic or financial interest of any kind in the outcome of the arbitration. Each arbitrator's conduct will be governed by the Code of Ethics for Arbitrators in Commercial Disputes (1986) that has been approved and recommended by the American Bar Association and the American Arbitration Association.

         Within 120 days after the effective date of the notice of arbitration, the arbitration panel shall convene a hearing for the dispute to be held on such date and at such time and place in Tampa or Clearwater, Florida, as the arbitration panel designates upon 60 days' advance notice to Executive and the Company. The arbitration panel shall render its decision within 30 days after the conclusion of the hearing. The decision of the arbitration panel will be binding and conclusive as to Executive and the Company and, upon the pleading of either party, any court having jurisdiction may enter a judgment of any award rendered in the arbitration, which may include an award of damages. The arbitration panel shall hear and decide the dispute based on the evidence produced, notwithstanding the failure or refusal to appear by a party who has been duly notified of the date, time, and place of the hearing.

         Executive and the Company (a) consent to the personal jurisdiction of the state and federal courts having jurisdiction over Pinellas County, Florida,
(b) stipulate that the proper, exclusive, and convenient venue for any legal proceeding arising out of this Agreement is Pinellas County, Florida, and (c) waive any defense, whether asserted by a motion or pleading, that Pinellas County, Florida, is an improper or inconvenient venue. EXECUTIVE KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT TO A JURY TRIAL IN ANY LAWSUIT BETWEEN EXECUTIVE AND THE COMPANY WITH RESPECT TO THIS AGREEMENT.

         In any mediation, arbitration, or legal proceeding arising out of this Agreement, the losing party shall reimburse the prevailing party, on demand, for all costs incurred by the prevailing party in enforcing, defending, or prosecuting any claim arising out of this Agreement, including all fees, costs, and expenses of agents, experts, attorneys, witnesses, arbitrators, and supersedeas bonds, whether incurred before or after demand or commencement of legal or arbitration proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings.

         7. Notices. Every notice, demand, or consent required or permitted under this Agreement will be valid only if it is in writing and delivered personally or by telex, telecopy, telegram, cablegram, commercial courier, or first-class, postage prepaid, United States mail (whether or not certified or registered and regardless of whether a return receipt is requested or received by the sender), and addressed by the sender to the intended recipient at the address set forth in the preamble of this Agreement or to such other address as the intended recipient has previously designated to the sender by notice given in accordance with this section. A validly given notice, demand, or consent will be effective on the earlier of its receipt, if delivered personally or by telex, telecopy, telegram, cablegram, or commercial courier, or the third day after it is postmarked by the United States Postal Service, if delivered by first class, postage prepaid, United States mail.

         8. Waiver; Modification; Severability. A waiver, amendment, cancellation, or modification of this Agreement will be valid and effective only if it is in writing and signed by or on behalf of both parties to this Agreement. No delay or course of dealing by a party to this Agreement in exercising any right, power, or remedy under this Agreement will operate as a waiver of any right, power, or remedy of that party, except to the extent expressly manifested in writing by that party. The failure at any time of a party to require performance by the other party of any provision of this Agreement will in no way affect the party's right thereafter to enforce the provision or this Agreement. In addition, the waiver by either party of a breach of any provision of this Agreement will not constitute a waiver of any succeeding breach of the provision or a waiver of the provision itself. Whenever possible, each provision of this Agreement should be construed and interpreted so that it is valid and enforceable under applicable law on the effective date of this Agreement. If a court determines that the severance compensation benefit set forth in this Agreement is invalid or unenforceable under applicable law, Executive and the Company stipulate that the court may reduce the amount of the severance compensation benefit to the extent necessary (but only to that extent) to make it valid and enforceable by Executive.

         9. Miscellaneous. The headings preceding the text of the sections of this Agreement are solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect. This Agreement records the final, complete, and exclusive understanding between the parties regarding the subject matter of it and supersedes any prior or contemporaneous agreement, understanding, or representation, oral or written, by either of them. In particular, this Agreement cancels and supersedes any previous agreement between Executive and the Company that provides for severance compensation following a Change in Control of the Company. Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person, except the Company, Executive, and their respective heirs, assignees, and successors, any claim, right, remedy, or privilege under, or because of, this Agreement or any provision of it. This Agreement is binding on every assignee and successor of the Company. The parties may execute this Agreement in counter-parts. Each executed counterpart will constitute an original document, and all executed counterparts, together, will constitute the same agreement. This Agreement will become effective, as of its stated date of execution, when each party has executed and delivered to the other party a counterpart of it.


EXECUTED: July 13, 1996, in Clearwater, Florida.



WITNESSES:                   STERILE RECOVERIES, INC.

/s/ David S. Felman          By:/s/ Richard T. Isel  (SEAL)
- --------------------------      ---------------------
/s/ Steven W. Vazquez           Name: Ricahrd T. Isel
- --------------------------           ------------------
 (As to the Company)            Title: President and Chief Executive Officer
                                       -------------------------------------




                                                 "EXECUTIVE"


WITNESSES:
                                           /s/ James T. Boosales
                                           ----------------------------
                                                  (Signature)

/s/ David S. Felman                        James T. Boosales
- -----------------------------              ----------------------------
 (As to Executive)                                 (Printed Name)

/s/ Steven W. Vazquez                      2145 Glenbrook Close
- -----------------------------              ----------------------------
 (As to Executive)                               (Street Address)
                                           Palm Harbor, FL  34683
                                           ----------------------------
                                           (City) (State) (Zip Code)

                              RETENTION AGREEMENT


         This Retention Agreement is executed by JAMES T. BOOSALES ("Executive"), who resides at the address listed at the end of this Agreement, and STERILE RECOVERIES, INC. (the "Company"), a Florida corporation with its principal executive office at 28100 U.S. Highway 19 North, Suite 201, Clearwater, Florida 34621, to record their agreement regarding the payment by the Company to Executive of severance compensation benefits upon the occurrence of certain events. Executive and the Company have executed this Agreement in connection with an Employment Agreement dated the same date as this Agreement, pursuant to which the Company employs Executive as its Executive Vice President and Chief Financial Officer. The parties agree as follows:

         1. Definitions. As used in this Agreement, the capitalized terms defined below have the respective meanings ascribed to them:

         "Agreement" means this Retention Agreement, as originally executed by Executive and the Company and as subsequently amended or modified by them in accordance with its terms.

         "Annual Cash Compensation" means the sum of (a) Executive's Annual Salary, plus (b) the amount of all other cash compensation paid by the Company to Executive during the period of 365 consecutive days ending immediately before a day when Executive's Annual Salary is required to be determined for purposes of this Agreement, for services rendered to the Company in all capacities, including salary, bonuses, and other incentive compensation payments, but excluding cash payments pursuant to the exercise of stock options or stock appreciation rights, all noncash compensation (whether in the form of fringe benefits, stock options, or insurance premium payments), and all cash contributions by the Company for the account or benefit of Executive under any employee retirement or deferred compensation plan. (For example, Executive's Annual Cash Compensation on the date of a Change in Control would consist of Executive's Annual Salary as of that date and all other cash compensation paid by the Company to Executive, as described above, during the 365 days immediately preceding the date of the Change in Control.)

         "Annual Salary" means the annualized, base salary payable to Executive by the Company as of any particular date, and excludes all other cash and noncash compensation paid or payable to Executive. (For example, if Executive's base salary were $7,692.31 every two weeks as of the date of a Change in Control, Executive's Annual Salary as of that date would be $200,000, the product of multiplying $7,692.31 per week by 26 weeks.)

         "Beneficial Owner" means any person who, directly or indirectly, through any contract, arrangement, relationship, understanding, or otherwise, has or shares (a) voting power of Shares, including the power to vote or to direct the voting of those securities through any trust, proxy, power of attorney, or other voting arrangement, or (b) investment power over Shares, including the power to dispose or direct the disposition of those securities.

         "Benefit Continuation Period" has the meaning set forth in section
4(b).

         "Board" means the Board of Directors of the Company.

         "Cause" means a termination of Executive's employment during the two years following the date of a Change in Control that is the result of (a) Executive's felony conviction, (b) Executive's willful disclosure of material trade secrets or other material confidential information related to the business of the Company and its Subsidiaries, or (c) Executive's willful and continued failure substantially to perform his duties with the Company (other than any such failure resulting from Executive's incapacity due to physical and mental illness or any such actual or anticipated failure resulting from a resignation by Executive based on a Constructive Termination), after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties, and which performance is not substantially corrected by Executive within ten (10) days of receipt of the demand. For purposes of the previous sentence, no act or failure to act on Executive's part will be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, Executive will not be deemed to have been terminated for Cause unless and until there has been delivered to Executive a copy of the resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for Executive, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board Executive is guilty of conduct set forth in clauses (a), (b), or (c) of the first sentence of this section and specifying in detail the particulars of the conduct.

         "Change in Control" means a change in control of the Company that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, whether or not the Company is then subject to that reporting requirement. A Change in Control will be deemed to have occurred if:

                 (a) the liquidation of all or substantially all the consolidated assets of the Company and its Subsidiaries, other than a liquidation of a Subsidiary into the Company or another Subsidiary;

                 (b) a sale, lease, exchange, or other transfer to any person other than a Subsidiary (in a single transaction or related series of transactions) of 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries, excluding the creation (but not the foreclosure) of a lien, mortgage, or security interest;

                 (c) a merger, consolidation, reorganization, tender offer, exchange offer, or share exchange in which the Company is not the surviving corporation or becomes a majority-owned subsidiary of a person other than a Subsidiary;

                 (d) the occurrence of any event, transaction, or arrangement that results in any person or group becoming a Beneficial Owner of (i) a majority of the outstanding equity securities of the Company or any Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, (ii) securities of the Company representing 30% or more of the combined voting power of all the outstanding securities of the Company that are entitled to vote generally in the election of its directors, or (iii) with respect to any

         Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, securities of that Subsidiary representing a majority of the combined voting power of all the outstanding securities of that Subsidiary that are entitled to vote generally in the election of its directors, unless in each case the Beneficial Owner is the Company, a Subsidiary, an employee benefit plan sponsored by the Company, a person or group who is a record or Beneficial Owner of 30% or more of the outstanding Shares on the effective date of this Agreement, or a person who becomes a Beneficial Owner of 30% or more of the outstanding Shares solely by becoming a trustee of an inter vivos trust created by a person who is the record or Beneficial Owner of 30% or more of the outstanding Shares on the effective date of this Agreement; or

                 (e) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger, or other business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets.

         "Company" means Sterile Recoveries, Inc., a Florida corporation and a party to this Agreement, and includes its assignees and successors (by operation of law or otherwise).

         "Constructive Termination" means the occurrence of any one or more of the following events:

                 (a) without Executive's advance written consent, the Board substantially changes Executive's position, titles, or the nature or status of his duties, authority, or responsibilities (including reporting responsibilities) from those in effect immediately preceding the date of a Change in Control;

                 (b) the relocation of the office of the Company where Executive is employed immediately before the date of the Change in Control (the "CIC Location") to a location that is more than 50 miles from the CIC Location or the Company's requiring Executive to work more than 50 miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations in the ordinary course of business before the date of the Change in Control);

                 (c) a reduction in Executive's Annual Salary or a reduction of more than 25% in Executive's Annual Cash Compensation, other than a reduction pursuant to the operation of any bonus formula in effect before the date of a Change in Control, at any time on or after the date of a Change in Control, as compared to his Annual Salary or Annual Cash Compensation on the date immediately preceding the date of the Change in Control;

                 (d) the failure by the Company to continue in effect any compensation plan in which Executive participated before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or an alternative plan) has been made with respect to the plan in connection with the Change in Control, or the failure by the Company to continue Executive's participation in the compensation plan on at least as favorable a basis, both in terms of the amount of benefits provided and the level of participation relative to other participants, as existed on the date of the Change in Control;

                 (e) the failure by the Company to continue to provide Executive with benefits at least as favorable in the aggregate as those enjoyed by Executive under the Company's pension, savings, life insurance, medical, health and accident, disability, and fringe benefit plans and programs in which Executive was participating immediately before the date of the Change in Control;

                 (f) any purchaser, assign, surviving corporation, or successor of the Company or its business or assets (whether by acquisition, merger, liquidation, consolidation, reorganization, sale or transfer of assets or business, or otherwise) fails or refuses to expressly assume in writing this Agreement and all of the duties and obligations of the Company hereunder; or

                 (g) the Company breaches any of the provisions of this Agreement.

         provided, however, that an event described above in clauses (a), (c),
         (d), (e), or (g) will not constitute Constructive Termination unless it is communicated by Executive to the Company in writing and not corrected by the Company in a manner that is reasonably satisfactory to Executive (including full retroactive correction with respect to any monetary matter) within 10 days of the Company's receipt of written notice from Executive.

         "Disability" means (a) Executive's incapacity due to physical or mental illness that causes him to be absent from the full time performance of his duties with the Company for six consecutive months and (b) his failure to return to full time performance of his duties for the Company within thirty
(30) days after written notice of termination due to Disability is given to Executive. Any question regarding the existence of Executive's Disability on which Executive and the Company cannot agree will be determined by a qualified independent physician selected by Executive (or, if he is unable to select a physician, by any adult member of his immediate family), and approved by the Company. The determination of the physician made in writing to the Company and to Executive will be final and conclusive for all purposes of this Agreement.

         "Employment Agreement" means the Employment Agreement executed on the same date as this Agreement by Executive and the Company, pursuant to which the Company employs Executive as its Executive Vice President and Chief Financial Officer, as amended from time to time.

         "Executive" means the officer of the Company who is a party to this Agreement.

         "Involuntary Termination" means termination of Executive's employment with the Company within two years after the occurrence of a Change in Control either (a) by the Company for any reason other than for Cause, death, or Disability or (b) by Executive based on his good faith determination that he has suffered a Constructive Termination.

         "Severance Date" means the effective date of Executive's termination of employment with the Company, whether involuntary or voluntarily pursuant to a Constructive Termination.

         "Shares" means the issued and outstanding shares of common stock, $.001 par value, of the Company.

         "Subsidiary" means a corporation of which 80% or more of its voting securities are owned directly or indirectly by the Company.

In addition, as used in this Agreement, (a) the word "including" is always without limitation, (b) the word "days" refers to calendar days, including Saturdays, Sundays, and holidays, (c) words in the singular number include words of the plural number and vice versa, (d) the word "group" means two or more persons who agree to act in concert for the purpose of voting, acquiring, or holding any Shares, and (e) the word "person" includes, in addition to a natural person, a group, trust, syndicate, corporation, cooperative, association, partnership, business trust, joint venture, limited liability company, unincorporated organization, government, public body or authority, and any governmental body, agency, authority, department, or subdivision, whether domestic or foreign or local, state, regional, or national.

         2. Purpose. This Agreement is executed by Executive and the Company in connection with the Employment Agreement to provide severance compensation benefits to Executive if he suffers an involuntary or constructive termination of employment following a Change in Control. A Change in Control with or without the approval of the Board and the shareholders of the Company might adversely affect Executive's employment relationship with the Company. The benefits provided to Executive under this Agreement are in addition to all other benefits granted to Executive pursuant to the Employment Agreement.

         The Board has determined that providing severance compensation benefits to Executive is necessary to induce Executive to accept or continue employment with the Company. Additionally, the Board has determined that providing severance compensation benefits to Executive upon an involuntary or constructive termination of his employment following a Change in Control will benefit the Company, its shareholders, and its other corporate constituencies by: (a) enabling the Company to attract Executive and obtain the benefit of his special skills and abilities; (b) providing an incentive for Executive to acquire knowledge that is specific to the Company's business by rewarding Executive for faithful service to the Company; (c) encouraging Executive to forgo other employment opportunities that might provide greater job security, thereby improving the Company's ability to retain Executive's valuable services; (d) alleviating any insecurity that Executive might have with respect to the potential adverse effect of a Change in Control on his future employment with the Company, thereby allowing Executive to focus his attention on managing the Company; (e) aligning Executive's economic interests with those of the Company's shareholders, thus enhancing Executive's ability, as a practical matter, to objectively evaluate possible transactions that would result in a Change in Control and to act in the Company's best interests without even the appearance of divided loyalty; and (f) reasonably compensating Executive for the wages and other tangible and intangible benefits that he would lose pursuant to a termination of his employment with the Company as a result of a Change in Control and that he otherwise would reasonably expect to receive absent a Change in Control.

         3. Term. This Agreement is for a term beginning on its stated execution date and ending automatically, without further obligation, on the earlier of (a) the second anniversary of the date of a Change in Control or (b) if occurring before the date of a Change in Control, when Executive attains age 62 or ceases to be employed by the Company as its Executive Vice President and Chief Financial Officer for any reason, including death, disability, demotion, resignation, or involuntary termination with or without cause. In addition, the Company unilaterally may terminate this Agreement after the date of a Change in Control, without obligation to Executive, for Cause, Disability, or on the death of Executive.

         4.      Involuntary Termination.

                 (a) Severance Payment. In the event of Executive's Involuntary Termination within two years after the occurrence of a Change in Control, the Company shall pay to Executive within eight days after the termination of Executive's employment with the Company, the following amounts as severance compensation benefits: (i) the full amount of any earned but unpaid Annual Salary through the Severance Date, plus a cash payment (based on the Annual Salary) for all unused vacation time that has accrued through the Severance Date; (ii) a pro rata share of the annual bonus for the year in which the Involuntary Termination occurs, calculated on the basis of Executive's target bonus for that year on the assumption that all performance targets will be achieved; and (iii) the cash lump sum of two times Executive's Annual Cash Compensation on the date of the Change in Control. The Company shall pay to Executive, on demand, interest on any portion of the foregoing severance compensation benefit that is not paid to Executive when due, from the date when due until paid in full, at the annual rate then provided by Florida law for the payment of interest on judgments generally (the current annual rate of interest on judgments prescribed by section 55.03, Florida Statutes, is 12%).

                 (b) Benefit Payment. In the event of his Involuntary Termination within two years after the date of a Change in Control, Executive and his eligible dependents shall continue to be eligible to participate during the Benefit Continuation Period (as defined below) in the medical, dental, health, life and other fringe benefit plans and arrangements applicable to Executive immediately prior to his Involuntary Termination on the same terms and conditions in effect for Executive and his dependents immediately prior to the Involuntary Termination. For purposes of the previous sentence, "Benefit Continuation Period" means the period beginning on the Severance Date and ending on the earlier to occur of (i) the second anniversary of the Severance Date and (ii) the date that Executive and his dependents are eligible and elect coverage under the plans of a subsequent employer which provide substantially equivalent or greater benefits to Executive and his dependents.

                 (c) Date and Notice of Termination. Any termination of Executive's employment by the Company or by Executive within two years following the date of a Change in Control shall be communicated by a notice of termination to the other party (the "Notice of Termination"). The Notice of Termination shall state the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so stated. The Severance Date shall be determined as follows: (i) if Executive's employment is terminated for Disability, 30 days after a Notice of Termination is given (provided that Executive has not returned to the full-time performance of his duties during such 30-day period), (ii) if Executive's employment is terminated by the Company in an Involuntary Termination, five days after the date the Notice of Termination is received by Executive, and (iii) if Executive's employment is terminated by the Company for Cause, the later of the date specified in the Notice of Termination or 10 days following the date such notice is received by Executive. If the basis for Executive's Involuntary Termination is Executive's resignation for a Constructive Termination, the Severance Date shall be 10 days after the date Executive's Notice of Termination is received by the Company. The Severance Date for a resignation of employment other than for a Constructive Termination shall be the date set forth in the applicable notice, which shall be no earlier than 10 days after the date such notice is received by the Company.

                 (d) No Mitigation or Offset. Executive's right to the foregoing severance compensation will be conditioned on Executive's execution of a release in favor of the Company in a form reasonably satisfactory to the Company. Executive does not have any duty to seek or obtain other employment after the termination of Executive's employment with the Company, whether voluntary or involuntary. Moreover, the Company shall pay to Executive the foregoing severance compensation benefits without reduction for any compensation that Executive earns or could earn from other employment, except as provided in clause (ii) of the last sentence of section 3(b) above. If the Company unilaterally terminates this Agreement after the date of a Change in Control for any permissible reason set forth in section 3 of this Agreement, Executive will not be entitled to, and the Company will not have any obligation to Executive for, the foregoing severance compensation benefits.

         5. Employment Status. This Agreement does not constitute an employment agreement between the Company and Executive, but rather provides for the payment of severance compensation to Executive upon the termination of his employment with the Company under the conditions described in this Agreement (including the occurrence of a Change in Control). This Agreement does not guarantee the continued employment of Executive by the Company or the payment of any other amount of compensation. Further, this Agreement does not restrict in any way the Company's right to terminate Executive's employment with it at any time at will or as otherwise provided in the Employment Agreement, before the date of a Change in Control.

         6. Legal Matters. The validity, construction, enforcement, and interpretation of this Agreement are governed by the laws of the State of Florida and the United States of America, excluding the laws of those jurisdictions pertaining to the resolution of conflicts with laws of other jurisdictions. If any dispute arises between Executive and the Company with respect to this Agreement, either party may elect (but is not obligated) to submit the dispute to arbitration before a panel of arbitrators in accordance with the Florida Arbitration Code by giving the other party a notice of arbitration in accordance with section 7 of this Agreement. If a party elects to arbitrate a dispute, arbitration will be the sole and exclusive method of resolving the dispute, the other party must arbitrate the dispute, and each party will be barred from filing a lawsuit concerning the subject matter of the arbitration, except to obtain an equitable remedy.

         The arbitration panel will consist of three arbitrators, with one arbitrator selected by the Company, the second elected by Executive, and the third, neutral arbitrator selected by agreement of the first two arbitrators. Each party shall select an arbitrator and notify the other party of the selection within 15 days after the effective date of the notice of arbitration and the two arbitrators selected by the parties shall select the third arbitrator within 30 days after the effective date of the notice of arbitration. A party who fails to select an arbitrator within the prescribed 15-day period waives the right to select an arbitrator or to have an additional, neutral arbitrator selected by the arbitrator selected by the other party, and the arbitrator chosen by the other party will constitute the "arbitration panel" for purposes of this Agreement.

         Every arbitrator must be independent (not a relative of Executive or an officer, director, employee, or shareholder of the Company, the Company, or any Subsidiary) without any economic or financial interest of any kind in the outcome of the arbitration. Each arbitrator's conduct will be governed by the Code of Ethics for Arbitrators in Commercial Disputes (1986) that has been approved and recommended by the American Bar Association and the American Arbitration Association.

         Within 120 days after the effective date of the notice of arbitration, the arbitration panel shall convene a hearing for the dispute to be held on such date and at such time and place in Tampa or Clearwater, Florida, as the arbitration panel designates upon 60 days' advance notice to Executive and the Company. The arbitration panel shall render its decision within 30 days after the conclusion of the hearing. The decision of the arbitration panel will be binding and conclusive as to Executive and the Company and, upon the pleading of either party, any court having jurisdiction may enter a judgment of any award rendered in the arbitration, which may include an award of damages. The arbitration panel shall hear and decide the dispute based on the evidence produced, notwithstanding the failure or refusal to appear by a party who has been duly notified of the date, time, and place of the hearing.

         Executive and the Company (a) consent to the personal jurisdiction of the state and federal courts having jurisdiction over Pinellas County, Florida,
(b) stipulate that the proper, exclusive, and convenient venue for any legal proceeding arising out of this Agreement is Pinellas County, Florida, and (c) waive any defense, whether asserted by a motion or pleading, that Pinellas County, Florida, is an improper or inconvenient venue. EXECUTIVE KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT TO A JURY TRIAL IN ANY LAWSUIT BETWEEN EXECUTIVE AND THE COMPANY WITH RESPECT TO THIS AGREEMENT.

         In any mediation, arbitration, or legal proceeding arising out of this Agreement, the losing party shall reimburse the prevailing party, on demand, for all costs incurred by the prevailing party in enforcing, defending, or prosecuting any claim arising out of this Agreement, including all fees, costs, and expenses of agents, experts, attorneys, witnesses, arbitrators, and supersedeas bonds, whether incurred before or after demand or commencement of legal or arbitration proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings.

         7. Notices. Every notice, demand, or consent required or permitted under this Agreement will be valid only if it is in writing and delivered personally or by telex, telecopy, telegram, cablegram, commercial courier, or first-class, postage prepaid, United States mail (whether or not certified or registered and regardless of whether a return receipt is requested or received by the sender), and addressed by the sender to the intended recipient at the address set forth in the preamble of this Agreement or to such other address as the intended recipient has previously designated to the sender by notice given in accordance with this section. A validly given notice, demand, or consent will be effective on the earlier of its receipt, if delivered personally or by telex, telecopy, telegram, cablegram, or commercial courier, or the third day after it is postmarked by the United States Postal Service, if delivered by first class, postage prepaid, United States mail.

         8. Waiver; Modification; Severability. A waiver, amendment, cancellation, or modification of this Agreement will be valid and effective only if it is in writing and signed by or on behalf of both parties to this Agreement. No delay or course of dealing by a party to this Agreement in exercising any right, power, or remedy under this Agreement will operate as a waiver of any right, power, or remedy of that party, except to the extent expressly manifested in writing by that party. The failure at any time of a party to require performance by the other party of any provision of this Agreement will in no way affect the party's right thereafter to enforce the provision or this Agreement. In addition, the waiver by either party of a breach of any provision of this Agreement will not constitute a waiver of any succeeding breach of the provision or a waiver of the provision itself. Whenever possible, each provision of this Agreement should be construed and interpreted so that it is valid and enforceable under applicable law on the effective date of this Agreement. If a court determines that the severance compensation benefit set forth in this Agreement is invalid or unenforceable under applicable law, Executive and the Company stipulate that the court may reduce the amount of the severance compensation benefit to the extent necessary (but only to that extent) to make it valid and enforceable by Executive.

         9. Miscellaneous. The headings preceding the text of the sections of this Agreement are solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect. This Agreement records the final, complete, and exclusive understanding between the parties regarding the subject matter of it and supersedes any prior or contemporaneous agreement, understanding, or representation, oral or written, by either of them. In particular, this Agreement cancels and supersedes any previous agreement between Executive and the Company that provides for severance compensation following a Change in Control of the Company. Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person, except the Company, Executive, and their respective heirs, assignees, and successors, any claim, right, remedy, or privilege under, or because of, this Agreement or any provision of it. This Agreement is binding on every assignee and successor of the Company. The parties may execute this Agreement in counter-parts. Each executed counterpart will constitute an original document, and all executed counterparts, together, will constitute the same agreement. This Agreement will become effective, as of its stated date of execution, when each party has executed and delivered to the other party a counterpart of it.


EXECUTED: July 13, 1996, in Clearwater, Florida.



WITNESSES:                   STERILE RECOVERIES, INC.

/s/ David S. Felman          By:/s/ Richard T. Isel  (SEAL)
- --------------------------      ---------------------
/s/ Steven W. Vazquez           Name: Ricahrd T. Isel
- --------------------------           ------------------
 (As to the Company)            Title: President and Chief Executive Officer
                                       -------------------------------------




                                                 "EXECUTIVE"


WITNESSES:
                                           /s/ Wayne R. Peterson
                                           ----------------------------
                                                  (Signature)

/s/ David S. Felman                            Wayne R. Peterson
- -----------------------------              ----------------------------
 (As to Executive)                                 (Printed Name)

/s/ Steven W. Vazquez                           2779 Camden Road
- -----------------------------              ----------------------------
 (As to Executive)                               (Street Address)

                                           Clearwater, Florida  34619
                                           ----------------------------
                                           (City) (State) (Zip Code)

                              RETENTION AGREEMENT


         This Retention Agreement is executed by BERTRAM T. MARTIN, JR. ("Executive"), who resides at the address listed at the end of this Agreement, and STERILE RECOVERIES, INC. (the "Company"), a Florida corporation with its principal executive office at 28100 U.S. Highway 19 North, Suite 201, Clearwater, Florida 34621, to record their agreement regarding the payment by the Company to Executive of severance compensation benefits upon the occurrence of certain events. Executive and the Company have executed this Agreement in connection with an Employment Agreement dated the same date as this Agreement, pursuant to which the Company employs Executive as its Executive Vice President and Chief Operating Officer. The parties agree as follows:

         1. Definitions. As used in this Agreement, the capitalized terms defined below have the respective meanings ascribed to them:

         "Agreement" means this Retention Agreement, as originally executed by Executive and the Company and as subsequently amended or modified by them in accordance with its terms.

         "Annual Cash Compensation" means the sum of (a) Executive's Annual Salary, plus (b) the amount of all other cash compensation paid by the Company to Executive during the period of 365 consecutive days ending immediately before a day when Executive's Annual Salary is required to be determined for purposes of this Agreement, for services rendered to the Company in all capacities, including salary, bonuses, and other incentive compensation payments, but excluding cash payments pursuant to the exercise of stock options or stock appreciation rights, all noncash compensation (whether in the form of fringe benefits, stock options, or insurance premium payments), and all cash contributions by the Company for the account or benefit of Executive under any employee retirement or deferred compensation plan. (For example, Executive's Annual Cash Compensation on the date of a Change in Control would consist of Executive's Annual Salary as of that date and all other cash compensation paid by the Company to Executive, as described above, during the 365 days immediately preceding the date of the Change in Control.)

          "Annual Salary" means the annualized, base salary payable to Executive by the Company as of any particular date, and excludes all other cash and noncash compensation paid or payable to Executive. (For example, if Executive's base salary were $7,692.31 every two weeks as of the date of a Change in Control, Executive's Annual Salary as of that date would be $200,000, the product of multiplying $7,692.31 per week by 26 weeks.)

         "Beneficial Owner" means any person who, directly or indirectly, through any contract, arrangement, relationship, understanding, or otherwise, has or shares (a) voting power of Shares, including the power to vote or to direct the voting of those securities through any trust, proxy, power of attorney, or other voting arrangement, or (b) investment power over Shares, including the power to dispose or direct the disposition of those securities.

         "Benefit Continuation Period" has the meaning set forth in section
4(b).

         "Board" means the Board of Directors of the Company.

         "Cause" means a termination of Executive's employment during the two years following the date of a Change in Control that is the result of (a) Executive's felony conviction, (b) Executive's willful disclosure of material trade secrets or other material confidential information related to the business of the Company and its Subsidiaries, or (c) Executive's willful and continued failure substantially to perform his duties with the Company (other than any such failure resulting from Executive's incapacity due to physical and mental illness or any such actual or anticipated failure resulting from a resignation by Executive based on a Constructive Termination), after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties, and which performance is not substantially corrected by Executive within ten (10) days of receipt of the demand. For purposes of the previous sentence, no act or failure to act on Executive's part will be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, Executive will not be deemed to have been terminated for Cause unless and until there has been delivered to Executive a copy of the resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for Executive, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board Executive is guilty of conduct set forth in clauses (a), (b), or (c) of the first sentence of this section and specifying in detail the particulars of the conduct.

         "Change in Control" means a change in control of the Company that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, whether or not the Company is then subject to that reporting requirement. A Change in Control will be deemed to have occurred if:

                 (a) the liquidation of all or substantially all the consolidated assets of the Company and its Subsidiaries, other than a liquidation of a Subsidiary into the Company or another Subsidiary;

                 (b) a sale, lease, exchange, or other transfer to any person other than a Subsidiary (in a single transaction or related series of transactions) of 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries, excluding the creation (but not the foreclosure) of a lien, mortgage, or security interest;

                 (c) a merger, consolidation, reorganization, tender offer, exchange offer, or share exchange in which the Company is not the surviving corporation or becomes a majority-owned subsidiary of a person other than a Subsidiary;

                 (d) the occurrence of any event, transaction, or arrangement that results in any person or group becoming a Beneficial Owner of (i) a majority of the outstanding equity securities of the Company or any Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, (ii) securities of the Company representing 30% or more of the combined voting power of all the outstanding securities of the Company that are entitled to vote generally in the election of its directors, or (iii) with respect to any

         Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, securities of that Subsidiary representing a majority of the combined voting power of all the outstanding securities of that Subsidiary that are entitled to vote generally in the election of its directors, unless in each case the Beneficial Owner is the Company, a Subsidiary, an employee benefit plan sponsored by the Company, a person or group who is a record or Beneficial Owner of 30% or more of the outstanding Shares on the effective date of this Agreement, or a person who becomes a Beneficial Owner of 30% or more of the outstanding Shares solely by becoming a trustee of an inter vivos trust created by a person who is the record or Beneficial Owner of 30% or more of the outstanding Shares on the effective date of this Agreement; or

                 (e) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger, or other business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets.

         "Company" means Sterile Recoveries, Inc., a Florida corporation and a party to this Agreement, and includes its assignees and successors (by operation of law or otherwise).

         "Constructive Termination" means the occurrence of any one or more of the following events:

                 (a) without Executive's advance written consent, the Board substantially changes Executive's position, titles, or the nature or status of his duties, authority, or responsibilities (including reporting responsibilities) from those in effect immediately preceding the date of a Change in Control;

                 (b) the relocation of the office of the Company where Executive is employed immediately before the date of the Change in Control (the "CIC Location") to a location that is more than 50 miles from the CIC Location or the Company's requiring Executive to work more than 50 miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations in the ordinary course of business before the date of the Change in Control);

                 (c) a reduction in Executive's Annual Salary or a reduction of more than 25% in Executive's Annual Cash Compensation, other than a reduction pursuant to the operation of any bonus formula in effect before the date of a Change in Control, at any time on or after the date of a Change in Control, as compared to his Annual Salary or Annual Cash Compensation on the date immediately preceding the date of the Change in Control;

                 (d) the failure by the Company to continue in effect any compensation plan in which Executive participated before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or an alternative plan) has been made with respect to the plan in connection with the Change in Control, or the failure by the Company to continue Executive's participation in the compensation plan on at least as favorable a basis, both in terms of the amount of benefits provided and the level of participation relative to other participants, as existed on the date of the Change in Control;

                 (e) the failure by the Company to continue to provide Executive with benefits at least as favorable in the aggregate as those enjoyed by Executive under the Company's pension, savings, life insurance, medical, health and accident, disability, and fringe benefit plans and programs in which Executive was participating immediately before the date of the Change in Control;

                 (f) any purchaser, assign, surviving corporation, or successor of the Company or its business or assets (whether by acquisition, merger, liquidation, consolidation, reorganization, sale or transfer of assets or business, or otherwise) fails or refuses to expressly assume in writing this Agreement and all of the duties and obligations of the Company hereunder; or

                 (g) the Company breaches any of the provisions of this Agreement.

         provided, however, that an event described above in clauses (a), (c),
         (d), (e), or (g) will not constitute Constructive Termination unless it is communicated by Executive to the Company in writing and not corrected by the Company in a manner that is reasonably satisfactory to Executive (including full retroactive correction with respect to any monetary matter) within 10 days of the Company's receipt of written notice from Executive.

         "Disability" means (a) Executive's incapacity due to physical or mental illness that causes him to be absent from the full time performance of his duties with the Company for six consecutive months and (b) his failure to return to full time performance of his duties for the Company within thirty
(30) days after written notice of termination due to Disability is given to Executive. Any question regarding the existence of Executive's Disability on which Executive and the Company cannot agree will be determined by a qualified independent physician selected by Executive (or, if he is unable to select a physician, by any adult member of his immediate family), and approved by the Company. The determination of the physician made in writing to the Company and to Executive will be final and conclusive for all purposes of this Agreement.

         "Employment Agreement" means the Employment Agreement executed on the same date as this Agreement by Executive and the Company, pursuant to which the Company employs Executive as its Executive Vice President and Chief Operating Officer, as amended from time to time.

         "Executive" means the officer of the Company who is a party to this Agreement.

         "Involuntary Termination" means termination of Executive's employment with the Company within two years after the occurrence of a Change in Control either (a) by the Company for any reason other than for Cause, death, or Disability or (b) by Executive based on his good faith determination that he has suffered a Constructive Termination.

         "Severance Date" means the effective date of Executive's termination of employment with the Company, whether involuntary or voluntarily pursuant to a Constructive Termination.

         "Shares" means the issued and outstanding shares of common stock, $.001 par value, of the Company.

         "Subsidiary" means a corporation of which 80% or more of its voting securities are owned directly or indirectly by the Company.

In addition, as used in this Agreement, (a) the word "including" is always without limitation, (b) the word "days" refers to calendar days, including Saturdays, Sundays, and holidays, (c) words in the singular number include words of the plural number and vice versa, (d) the word "group" means two or more persons who agree to act in concert for the purpose of voting, acquiring, or holding any Shares, and (e) the word "person" includes, in addition to a natural person, a group, trust, syndicate, corporation, cooperative, association, partnership, business trust, joint venture, limited liability company, unincorporated organization, government, public body or authority, and any governmental body, agency, authority, department, or subdivision, whether domestic or foreign or local, state, regional, or national.

         2. Purpose. This Agreement is executed by Executive and the Company in connection with the Employment Agreement to provide severance compensation benefits to Executive if he suffers an involuntary or constructive termination of employment following a Change in Control. A Change in Control with or without the approval of the Board and the shareholders of the Company might adversely affect Executive's employment relationship with the Company. The benefits provided to Executive under this Agreement are in addition to all other benefits granted to Executive pursuant to the Employment Agreement.

         The Board has determined that providing severance compensation benefits to Executive is necessary to induce Executive to accept or continue employment with the Company. Additionally, the Board has determined that providing severance compensation benefits to Executive upon an involuntary or constructive termination of his employment following a Change in Control will benefit the Company, its shareholders, and its other corporate constituencies by: (a) enabling the Company to attract Executive and obtain the benefit of his special skills and abilities; (b) providing an incentive for Executive to acquire knowledge that is specific to the Company's business by rewarding Executive for faithful service to the Company; (c) encouraging Executive to forgo other employment opportunities that might provide greater job security, thereby improving the Company's ability to retain Executive's valuable services; (d) alleviating any insecurity that Executive might have with respect to the potential adverse effect of a Change in Control on his future employment with the Company, thereby allowing Executive to focus his attention on managing the Company; (e) aligning Executive's economic interests with those of the Company's shareholders, thus enhancing Executive's ability, as a practical matter, to objectively evaluate possible transactions that would result in a Change in Control and to act in the Company's best interests without even the appearance of divided loyalty; and (f) reasonably compensating Executive for the wages and other tangible and intangible benefits that he would lose pursuant to a termination of his employment with the Company as a result of a Change in Control and that he otherwise would reasonably expect to receive absent a Change in Control.

         3. Term. This Agreement is for a term beginning on its stated execution date and ending automatically, without further obligation, on the earlier of (a) the second anniversary of the date of a Change in Control or (b) if occurring before the date of a Change in Control, when Executive attains age 62 or ceases to be employed by the Company as its Executive Vice President and Chief Operating Officer for any reason, including death, disability, demotion, resignation, or involuntary termination with or without cause. In addition, the Company unilaterally may terminate this Agreement after the date of a Change in Control, without obligation to Executive, for Cause, Disability, or on the death of Executive.

         4.      Involuntary Termination.

                 (a) Severance Payment. In the event of Executive's Involuntary Termination within two years after the occurrence of a Change in Control, the Company shall pay to Executive within eight days after the termination of Executive's employment with the Company, the following amounts as severance compensation benefits: (i) the full amount of any earned but unpaid Annual Salary through the Severance Date, plus a cash payment (based on the Annual Salary) for all unused vacation time that has accrued through the Severance Date; (ii) a pro rata share of the annual bonus for the year in which the Involuntary Termination occurs, calculated on the basis of Executive's target bonus for that year on the assumption that all performance targets will be achieved; and (iii) the cash lump sum of two times Executive's Annual Cash Compensation on the date of the Change in Control. The Company shall pay to Executive, on demand, interest on any portion of the foregoing severance compensation benefit that is not paid to Executive when due, from the date when due until paid in full, at the annual rate then provided by Florida law for the payment of interest on judgments generally (the current annual rate of interest on judgments prescribed by section 55.03, Florida Statutes, is 12%).

                 (b) Benefit Payment. In the event of his Involuntary Termination within two years after the date of a Change in Control, Executive and his eligible dependents shall continue to be eligible to participate during the Benefit Continuation Period (as defined below) in the medical, dental, health, life and other fringe benefit plans and arrangements applicable to Executive immediately prior to his Involuntary Termination on the same terms and conditions in effect for Executive and his dependents immediately prior to the Involuntary Termination. For purposes of the previous sentence, "Benefit Continuation Period" means the period beginning on the Severance Date and ending on the earlier to occur of (i) the second anniversary of the Severance Date and (ii) the date that Executive and his dependents are eligible and elect coverage under the plans of a subsequent employer which provide substantially equivalent or greater benefits to Executive and his dependents.

                 (c) Date and Notice of Termination. Any termination of Executive's employment by the Company or by Executive within two years following the date of a Change in Control shall be communicated by a notice of termination to the other party (the "Notice of Termination"). The Notice of Termination shall state the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so stated. The Severance Date shall be determined as follows: (i) if Executive's employment is terminated for Disability, 30 days after a Notice of Termination is given (provided that Executive has not returned to the full-time performance of his duties during such 30-day period), (ii) if Executive's employment is terminated by the Company in an Involuntary Termination, five days after the date the Notice of Termination is received by Executive, and (iii) if Executive's employment is terminated by the Company for Cause, the later of the date specified in the Notice of Termination or 10 days following the date such notice is received by Executive. If the basis for Executive's Involuntary Termination is Executive's resignation for a Constructive Termination, the Severance Date shall be 10 days after the date Executive's Notice of Termination is received by the Company. The Severance Date for a resignation of employment other than for a Constructive Termination shall be the date set forth in the applicable notice, which shall be no earlier than 10 days after the date such notice is received by the Company.

                 (d) No Mitigation or Offset. Executive's right to the foregoing severance compensation will be conditioned on Executive's execution of a release in favor of the Company in a form reasonably satisfactory to the Company. Executive does not have any duty to seek or obtain other employment after the termination of Executive's employment with the Company, whether voluntary or involuntary. Moreover, the Company shall pay to Executive the foregoing severance compensation benefits without reduction for any compensation that Executive earns or could earn from other employment, except as provided in clause (ii) of the last sentence of section 3(b) above. If the Company unilaterally terminates this Agreement after the date of a Change in Control for any permissible reason set forth in section 3 of this Agreement, Executive will not be entitled to, and the Company will not have any obligation to Executive for, the foregoing severance compensation benefits.

         5. Employment Status. This Agreement does not constitute an employment agreement between the Company and Executive, but rather provides for the payment of severance compensation to Executive upon the termination of his employment with the Company under the conditions described in this Agreement (including the occurrence of a Change in Control). This Agreement does not guarantee the continued employment of Executive by the Company or the payment of any other amount of compensation. Further, this Agreement does not restrict in any way the Company's right to terminate Executive's employment with it at any time at will or as otherwise provided in the Employment Agreement, before the date of a Change in Control.

         6. Legal Matters. The validity, construction, enforcement, and interpretation of this Agreement are governed by the laws of the State of Florida and the United States of America, excluding the laws of those jurisdictions pertaining to the resolution of conflicts with laws of other jurisdictions. If any dispute arises between Executive and the Company with respect to this Agreement, either party may elect (but is not obligated) to submit the dispute to arbitration before a panel of arbitrators in accordance with the Florida Arbitration Code by giving the other party a notice of arbitration in accordance with section 7 of this Agreement. If a party elects to arbitrate a dispute, arbitration will be the sole and exclusive method of resolving the dispute, the other party must arbitrate the dispute, and each party will be barred from filing a lawsuit concerning the subject matter of the arbitration, except to obtain an equitable remedy.

         The arbitration panel will consist of three arbitrators, with one arbitrator selected by the Company, the second selected by Executive, and the third, neutral arbitrator selected by agreement of the first two arbitrators. Each party shall select an arbitrator and notify the other party of the selection within 15 days after the effective date of the notice of arbitration and the two arbitrators selected by the parties shall select the third arbitrator within 30 days after the effective date of the notice of arbitration. A party who fails to select an arbitrator within the prescribed 15-day period waives the right to select an arbitrator or to have an additional, neutral arbitrator selected by the arbitrator selected by the other party, and the arbitrator chosen by the other party will constitute the "arbitration panel" for purposes of this Agreement.

         Every arbitrator must be independent (not a relative of Executive or an officer, director, employee, or shareholder of the Company, the Company, or any Subsidiary) without any economic or financial interest of any kind in the outcome of the arbitration. Each arbitrator's conduct will be governed by the Code of Ethics for Arbitrators in Commercial Disputes (1986) that has been approved and recommended by the American Bar Association and the American Arbitration Association.

         Within 120 days after the effective date of the notice of arbitration, the arbitration panel shall convene a hearing for the dispute to be held on such date and at such time and place in Tampa or Clearwater, Florida, as the arbitration panel designates upon 60 days' advance notice to Executive and the Company. The arbitration panel shall render its decision within 30 days after the conclusion of the hearing. The decision of the arbitration panel will be binding and conclusive as to Executive and the Company and, upon the pleading of either party, any court having jurisdiction may enter a judgment of any award rendered in the arbitration, which may include an award of damages. The arbitration panel shall hear and decide the dispute based on the evidence produced, notwithstanding the failure or refusal to appear by a party who has been duly notified of the date, time, and place of the hearing.

         Executive and the Company (a) consent to the personal jurisdiction of the state and federal courts having jurisdiction over Pinellas County, Florida,
(b) stipulate that the proper, exclusive, and convenient venue for any legal proceeding arising out of this Agreement is Pinellas County, Florida, and (c) waive any defense, whether asserted by a motion or pleading, that Pinellas County, Florida, is an improper or inconvenient venue. EXECUTIVE KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT TO A JURY TRIAL IN ANY LAWSUIT BETWEEN EXECUTIVE AND THE COMPANY WITH RESPECT TO THIS AGREEMENT.

         In any mediation, arbitration, or legal proceeding arising out of this Agreement, the losing party shall reimburse the prevailing party, on demand, for all costs incurred by the prevailing party in enforcing, defending, or prosecuting any claim arising out of this Agreement, including all fees, costs, and expenses of agents, experts, attorneys, witnesses, arbitrators, and supersedeas bonds, whether incurred before or after demand or commencement of legal or arbitration proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings.

          7. Notices. Every notice, demand, or consent required or permitted under this Agreement will be valid only if it is in writing and delivered personally or by telex, telecopy, telegram, cablegram, commercial courier, or first-class, postage prepaid, United States mail (whether or not certified or registered and regardless of whether a return receipt is requested or received by the sender), and addressed by the sender to the intended recipient at the address set forth in the preamble of this Agreement or to such other address as the intended recipient has previously designated to the sender by notice given in accordance with this section. A validly given notice, demand, or consent will be effective on the earlier of its receipt, if delivered personally or by telex, telecopy, telegram, cablegram, or commercial courier, or the third day after it is postmarked by the United States Postal Service, if delivered by first class, postage prepaid, United States mail.

         8. Waiver; Modification; Severability. A waiver, amendment, cancellation, or modification of this Agreement will be valid and effective only if it is in writing and signed by or on behalf of both parties to this Agreement. No delay or course of dealing by a party to this Agreement in exercising any right, power, or remedy under this Agreement will operate as a waiver of any right, power, or remedy of that party, except to the extent expressly manifested in writing by that party. The failure at any time of a party to require performance by the other party of any provision of this Agreement will in no way affect the party's right thereafter to enforce the provision or this Agreement. In addition, the waiver by either party of a breach of any provision of this Agreement will not constitute a waiver of any succeeding breach of the provision or a waiver of the provision itself. Whenever possible, each provision of this Agreement should be construed and interpreted so that it is valid and enforceable under applicable law on the effective date of this Agreement. If a court determines that the severance compensation benefit set forth in this Agreement is invalid or unenforceable under applicable law, Executive and the Company stipulate that the court may reduce the amount of the severance compensation benefit to the extent necessary (but only to that extent) to make it valid and enforceable by Executive.

         9. Miscellaneous. The headings preceding the text of the sections of this Agreement are solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect. This Agreement records the final, complete, and exclusive understanding between the parties regarding the subject matter of it and supersedes any prior or contemporaneous agreement, understanding, or representation, oral or written, by either of them. In particular, this Agreement cancels and supersedes any previous agreement between Executive and the Company that provides for severance compensation following a Change in Control of the Company. Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person, except the Company, Executive, and their respective heirs, assignees, and successors, any claim, right, remedy, or privilege under, or because of, this Agreement or any provision of it. This Agreement is binding on every assignee and successor of the Company. The parties may execute this Agreement in counter-parts. Each executed counterpart will constitute an original document, and all executed counterparts, together, will constitute the same agreement. This Agreement will become effective, as of its stated date of execution, when each party has executed and delivered to the other party a counterpart of it.


EXECUTED: July 13, 1996, in Clearwater, Florida.



WITNESSES:                   STERILE RECOVERIES, INC.

WITNESSES:                   STERILE RECOVERIES, INC.

/s/ David S. Felman          By:/s/ James T. Boosales (SEAL)
- --------------------------      ---------------------
/s/ Steven W. Vazquez           Name: James T. Boosales
- --------------------------           ------------------
 (As to the Company)            Title: Executive Vice President
                                       ------------------------




                                                 "EXECUTIVE"


WITNESSES:
                                           /s/ Richard T. Isel
                                           ----------------------------
                                                  (Signature)

/s/ David S. Felman                            Richard T. Isel
- -----------------------------              ----------------------------
 (As to Executive)                                 (Printed Name)

/s/ Steven W. Vazquez                          3035 Turtle Brook
- -----------------------------              ----------------------------
 (As to Executive)                               (Street Address)

                                           Clearwater, Florida  34621
                                           ----------------------------
                                           (City) (State) (Zip Code)